INOVACHEM, INC.

2008 STOCK OPTION PLAN

1.  Purpose. The purpose of this InovaChem, Inc. 2008 Stock Option Plan (the “Plan”) is to assist InovaChem, Inc., a Delaware corporation (the “Company”), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other key employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2.  Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a)  “Award” means any Option, together with any other right or interest, granted to a Participant under the Plan.

(b)  “Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder, which does not need to require the signature of the Company or the Participant.

(c)  “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)  “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)  “Board” means the Company’s Board of Directors.

(f)  “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, or any policies and procedures established from time to time by the Company or any Related Entity, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) any involvement by the Participant in fraud, misappropriation or embezzlement related to the business or property of the Company, (vi) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g)  “Change in Control” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

(h)  “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)  “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Independent members of the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(j)  “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) or entity who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k)  “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l)  “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(m)  “Director” means a member of the Board or the board of directors of any Related Entity.

(n)  “Disability” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in an Award Agreement, “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(o)  “Effective Date” means the effective date of the Plan, which shall be the date on which the Plan is approved by the Board of Directors and, solely for purposes of complying with Section 162(m) of the Code, the Compensation Committee of the Board.

(p)  “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on an approved leave of absence (including sick leave, military leave, or any other authorized personal leave) may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(q)  “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(r)  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(s)  “Fair Market Value” means as of any date that requires the determination of the Fair Market Value of any Award Agreement, the value of a Share on such date of determination, calculated as follows:

(i)  If the Shares are then listed or admitted to trading on the Nasdaq Stock Market or other national securities exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price per Share on such date on the Nasdaq Stock Market or principal securities exchange on which the Shares are then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Shares on the Nasdaq Stock Market or such securities exchange on the next preceding day on which a closing sale price is reported;

(ii)  If the Shares are not then listed or admitted to trading on the Nasdaq Stock Market or another securities exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Shares in the over-the-counter market on such date; or

(iii)  If neither (i) nor (ii) is applicable as of such date, then the Fair Market Value shall be determined by the Committee in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

For the avoidance of doubt, when approving or authorizing an Award, the Committee can provide for the grant of an Award at a future date and in such event the determination of Fair Market Value as required under this Plan shall be as of such date of grant.

(t)  “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any substantial duties or responsibilities inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, excluding for this purpose any action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than any failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(u)  “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(v)  “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(w)  “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(x)  “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(y)  “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(z)  “Participant” means a person who was an Eligible Person at the time of grant and has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

(aa)  “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(bb)  “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(cc)  “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(dd)  “Stockholder Approval Date” means the date, on or after the Effective Date, on which this Plan is approved by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Company are listed for trading and other laws, regulations and obligations of the Company applicable to the Plan.

(ee)  “Shares” means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(ff)  “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or controls the board of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(gg)  “Substitute Awards” shall mean Awards granted by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3.  Administration.

(a)  Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those Directors who are Independent, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, in its sole discretion but subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. The terms and conditions prescribed by the Committee in any Award Agreement may include, in the discretion of the Committee, provisions requiring that a Participant forfeit and/or repay to the Company all or any portion of the value of any Award in the event that the Participant violates any noncompetition, nonsolicitation, confidentiality or other agreement with the Company or any Related Entity. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b)  Manner of Exercise of Committee Authority. Notwithstanding anything herein to the contrary, the Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 9(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine to perform such functions, including administrative functions as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)  Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, attorneys, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.  Shares Subject to Plan.

(a)  Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares available for delivery under the Plan shall be the sum of (i) 2,000,000, plus (ii) the number of Shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, are exchanged for Awards that do not involve Shares, or are settled in cash in lieu of Shares. Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)  Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)  Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)  Any Shares that are subject to an Award that terminates without being exercised, expires, is forfeited or canceled, is exchanged for an Award that does not involve Shares or is settled in cash in lieu of Shares, shall, to the extent of such termination, expiration, forfeiture, cancellation, or exchange for another Award or settlement in cash, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

(ii)  In the event that any Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall not be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii)  Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv)  Any Shares that again become available for grant pursuant to this Section 4(c) shall be added back as one (1) Share.

(v)  Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

5.  Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 9(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted Options with respect to more than 375,000 Shares, if Section 162(m) is applicable.

6.  Specific Terms of Awards.

(a)  General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The terms and conditions of any Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan or that is prohibited by applicable law or securities exchange rule. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b)  Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions. The terms and conditions of any Option granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

(i)  Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 9(c), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing, without approval of the Company’s stockholders.

(ii)  Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure to the extent that it does not violate the prohibition on personal loans to executive officers and Directors imposed by the Sarbanes-Oxley Act of 2002), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants. Except under certain circumstances contemplated by Section 8 or as may be set forth in an Award Agreement with respect to the death or Disability of a Participant, Options shall not be exercisable before the expiration of one year from the date the Option is granted.

(iii)  Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(1)  the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(2)  the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

7.  Certain Provisions Applicable to Awards.

(a)  Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation.

(b)  Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Award exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)  Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Nasdaq Stock Market or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the Nasdaq Stock Market or a national securities exchange, then the rules of the Nasdaq Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 9(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee.

(d)  Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)  Code Section 409A. Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, to the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, it is the intent of the parties to the applicable Award Agreement that such Award Agreement incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code and that such Award Agreement and the terms of the Plan as applicable to such Award be interpreted and construed in compliance with Section 409A of the Code and the Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding the foregoing, the Company shall not be required to assume any increased economic burden in connection therewith.

8.  Change in Control.

(a)  Effect of “Change in Control.” Subject to Section 8(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a Change in Control:

(i)  Any Option that was not previously vested and exercisable as of the time of the Change in Control shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii)  With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iii)  Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, then each outstanding Option shall not be accelerated as described in Sections 8(a)(i) and (ii). For the purposes of this Section 8(a)(iii), an Option shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of a termination of a Participant’s employment in such successor company (other than for Cause) within 24 months following such Change in Control, each Award held by such Participant at the time of the Change in Control shall be accelerated as described in Sections 8(a)(i), (ii) and (iii) above.

(b)  Definition of “Change in Control”. Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)  The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)  During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)  Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)  Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

9.  General Provisions.

(a)  Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)  Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)  Adjustments.

(i)  Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii)  Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is the surviving corporation, (b) the assumption or substitution for, as those terms are described in Section 8(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option as of the effective date of the transaction). The Committee shall give written or electronic notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii)  Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d)  Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares (recognizing that if and to the extent that the Shares withheld exceed certain minimum statutory withholding requirements, such withholding may cause the Award to be treated as a liability subject to potential unfavorable financial accounting treatment) or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e)  Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Nasdaq Global Select Market or any national securities exchange on which any securities of the Company are listed for trading, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f)  Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g)  Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h)  Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i)  Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)  Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k)  Non-U.S. Laws. With respect to any Participant who is resident outside of the U.S., the Committee shall have the authority to adopt such modifications, procedures, Award Agreements and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to such Participants and to meet the objectives of the Plan.

(l)  Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Company are listed for trading, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.